EX-24 POWER OF ATTORNEY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert D. Reisch, Eric J. Strasser and Douglas W. Baxter and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

Signature                                 Title                      Date
------------------------------   -----------------------------  ----------------

/s/ Anthony R. Perre             President, Director            October 16, 2001
------------------------------
Anthony R. Perre

/s/ Robert D. Reisch             Chief Executive Officer,       October 16, 2001
------------------------------   Director
Robert D. Reisch                 (Principal Executive Officer)

/s/ Howard R. Baer               Chairman of the Board          October 17, 2001
------------------------------
Howard R. Baer

/s/ A. Lewis Burridge            Vice-Chairman of the Board     October 15, 2001
------------------------------
A. Lewis Burridge

/s/ John L. Caldwell             Director                       October 15, 2001
------------------------------
John L. Caldwell

/s/ Ben H. Gregg, Jr.            Director                       October 15, 2001
------------------------------
Ben H. Gregg, Jr.

/s/ Joseph A. Grimes, Jr.        Director                       October 15, 2001
------------------------------
Joseph A. Grimes, Jr.

/s/ Donald P. Knode              Director                       October 15, 2001
------------------------------
Donald P. Knode

/s/ Eric J. Strasser             Chief Financial Officer        October 15, 2001
------------------------------   (Principal Financial Officer)
Eric J. Strasser

/s/ Douglas W. Baxter            Accounting Manager             October 15, 2001
------------------------------   (Principal Accounting Officer)
Douglas W. Baxter